Exhibit 10.17(a)

CONFIDENTIAL

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TASK ORDER

MEDPACE Task Order Number: 20

MEDPACE Project Number: CHS-0214-4

This Task Order, dated November 8, 2013, is between Medpace, Inc. (“MEDPACE”), and Coherus Biosciences, Inc. (“SPONSOR”).

RECITALS:

WHEREAS, MEDPACE and SPONSOR have entered into that certain Master Services Agreement dated January 23, 2012 (the “Master Services Agreement”); and

WHEREAS, pursuant to the Master Services Agreement, MEDPACE has agreed to perform certain Services in accordance with Task Orders from time to time entered into by the Parties and SPONSOR and MEDPACE now desire to enter into such a Task Order; and

WHEREAS, MEDPACE and SPONSOR desire to engage Medpace to perform certain initial services (“Services”) as set forth hereinafter in connection with a A Double Blind, Randomized, Parallel Group, Active Control Study to Compare the Efficacy and Safety of CHS 0214 DP Versus Enbrel® in Subjects With Chronic Plaque Psoriasis (PsO) (CHS-0214-04) (“Project”) , which is incorporated herein by reference;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows:

1.	Scope of Work: MEDPACE shall perform the initial services set forth in Appendix A, any other documents attached to and specifically referenced in this Task Order and any other initial services agreed to by both Parties (“Initial Services”). The Initial Services must be conducted in compliance with the bid proposal provided by MEDPACE on October 7, 2013. The bid proposal is incorporated herein by reference and made a part of this Task Order.

2.	Compensation: For performance of these Services, SPONSOR shall pay to MEDPACE according to terms set forth in Appendix A and the bid proposal for other initial activities requested. The Parties agree that [***]. After staff is assigned, [***].

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3.	Term. In addition to the termination rights provided in Section 6 of the MSA, upon execution by the Parties of a Task Order to provide the remaining Services for the Study, this Task Order #14 shall be deemed terminated and superseded by such agreement.

4.	MSA. The provisions of the Master Services Agreement are hereby expressly incorporated by reference into and made a part of this Task Order.

IN WITNESS WHEREOF, the Parties have hereunto signed this Task Order effective as of the day and year first written above.

MEDPACE, INC.

Signature:	/s/ John Wynne
By:	John Wynne
(Print Name)
Business Development Support
Title:	Executive Director

Date:	Dec. 6 2013

COHERUS BIOSCIENCES, INC.

Signature:	/s/ Dennis M. Lanfear
By:	Dennis M. Lanfear
(Print Name)
Title:	President & CEO

Date:	12/5/2013

List of Appendices:

Appendix A: Scope of Work

Appendix B: Timeline

Appendix C: Budget

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Appendix D: Payment Schedule

Appendix E: Transfer of Obligations

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APPENDIX A: SCOPE OF WORK

SERVICES:

ITEM	DESCRIPTION
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]
	[***]	[***]
	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

1.1 PROJECT START-UP

[***]	[***]	[***]	ITEM	DESCRIPTION
[***]			[***]
	[***]		[***]	[***]
[***]			[***]|	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
[***]			[***]
[***]			[***]
	[***]		[***]
[***]			[***]
[***]			[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]		[***]	[***]
	[***]	[***]	[***]
[***]		[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]
[***]		[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]	[***]	[***]

1.2 CLINICAL OPERATIONS

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
[***]			[***]
[***]			[***]
[***]			[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
[***]			[***]
	[***]		[***]	[***]

1.3 CLINICAL MONITORING

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]	[***]

1.4 CLINICAL SAFETY

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]

1.5 [***] SYSTEM

[***]	[***]	[***]	ITEM	DESCRIPTION

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]	[***]	[***]
[***]	[***]	[***]

1.6 DATA MANAGEMENT

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
[***]			[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

1.7 STATISTICAL ANALYSIS

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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APPENDIX B: TIMELINE

1. Timelines

TASK	DATE
[***]	[***]
[***]	[***]
[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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APPENDIX C: BUDGET

Service Category	Direct Fees (USD)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Total Direct Fees	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Prefunded & Pass-Through Expenses	Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Total Prefunded & Pass-Through Expenses	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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APPENDIX D: PAYMENT SCHEDULE

Payment Schedule
Project:	ETA304-CRO	Total Direct Fees	[***]
Sponsor:	Coherus Biosciences, Inc.
Payment	Payment/Description Type	Invoice Date	Amount	Percentage
[***]	[***]	[***]	[***]	[***]
	Total of All Payments:		[***]	100%

*	Invoicing for this milestone will occur on [***]

[***] of this Task Order [***] of the total Pre-funded Expenses are due. [***]. SPONSOR shall pay such invoice within [***] of receipt. [***] received from SPONSOR, [***].

Additionally, [***] of the total estimated Pass-through Costs are due [***]. Pass-through Costs will be billed to SPONSOR [***].

Pass-through Costs and Pre-funded Expenses

Any sums quoted with respect to Pass-through Costs and Pre-funded Expenses [***]. While MEDPACE will [***]. Payments made to third parties are [***].

Pass-through Costs may include, but are not limited to, [***]. Costs associated with, [***] are as detailed in the table below.

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Item	Cost*	Description
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	Currency is [***]. Costs are subject to change based on [***].

MEDPACE will pass-through [***]. This will include [***].

Item	Cost	Description
[***]	[***]	[***]
[***]	[***]

*	Currency is [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Pre-funded Expenses

Pre-funded Expenses may include, but are not limited to, [***]. Investigator fees are [***]. The investigator fee amount [***]. The laboratory fee amount [***].

Additional Costs

[***]

All Direct Fees are [***]. All such changes [***]. After staff are assigned, [***].

Inflation

[***]

Currency and Exchange Rate

The currency of this Task Order is United States Dollars.

Medpace will invoice SPONSOR for Investigator payments [***]. The Direct Fees detailed in this Task Order were calculated using the [***]. [***]. [***].

COUNTRY	CURRENCY	1 USD (as of DD-MMM-2013) =
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]

Applicable Taxes

All Direct Fees, Pass-through Costs, and Pre-funded Expenses are quoted excluding any [***], which include but are not limited to [***], which may be payable to MEDPACE by SPONSOR.

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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APPENDIX E: TRANFER OF OBLIGATIONS

CONFIDENTIAL

Directions: Complete a form for each clinical study where Sponsor obligations have been transferred in accordance with 21 CFR Part 312, Subpart D (Responsibilities of Sponsors). Forward the completed form to Sponsor’s Regulatory Affairs Department for submission to the applicable regulatory agencies.

Drug:	CHS-0214-DPVersus Enbrel	Study ID:	CHS-0214-04

Study Title:	A Double Blind, Randomized, Parallel Group, Active Control Study to Compare the Efficacy and Safety of CHS 0214 DP Versus Enbrel® in Subjects With Chronic Plaque Psoriasis (PsO) (CHS-0214-04)

CRO Name:	Medpace

CRO Address:	5375 Medpace Way, Cincinnati, Ohio 45227

OBLIGATIONS TRANSFERRED TO MEDPACE: ☑ THE APPROPRIATE BOX(ES).

☐ All obligations in 21 CFR 312, Subpart D (Responsibilities of Sponsors) have been transferred to Medpace.

☒ The following obligations have been transferred to Medpace:

Sec. 312.32: IND Safety Reports

☐	Promptly review safety information.

☒	Notify all participating investigators in a written IND safety report of any AE associated with the drug that is both serious and unexpected.

☐	Notify the FDA in a written IND safety report of any AE associated with the drug that is both serious and unexpected.

Sec. 312.53: Selecting investigators and monitors

☒	(a) Select qualified investigators

☒	(b) Control investigational drug shipment

☒	(c) Obtain information from investigators

☒	(1) Signed Form FDA-1572

☒	(2) CV or other qualification statement

☒	(3) Clinical protocol outline

☒	(4) Financial disclosure information

☒	(d) Select qualified monitors

Sec. 312.54: Emergency research

☐	(a) Monitor the progress of all studies involving an exception from informed consent.

☒	(b) Monitor such studies to identify when an IRB determines that it can’t approve the research.

Sec. 312.55: Informing investigators

☒	(a) Provide sites with the current Inv. Brochure.

☒	(b) Inform investigators of new observations on the drug, particularly with respect to AEs and safe use.

Sec. 312.56: Review of ongoing investigations

☐	(a) Monitor the progress of all IND studies.

☒	(b) Secure compliance from noncompliant investigators or discontinue drug shipments and end the investigator’s participation in the study.

☒	(c) Review and evaluate the safety and efficacy results as it is obtained from the investigator.

☒	(d) Discontinue use of the investigational drug if it is determined to present an unreasonable and significant risk to subjects, notify all IRBs and investigators, and assure the return or alternate disposition of the drug from the investigators.

Sec. 312.57: Record keeping and record retention

☒	(a) Maintain adequate records showing investigational drug receipt, shipment, or other disposition.

☒	(b) Maintain complete and accurate records showing any financial interests of the investigator subject to 21 CFR 54.

☒	(c) Retain the records and reports required by the regulations for 2 years after the marketing application is approved, or if not approved, until 2 years after investigational drug shipment is discontinued and FDA has been notified.

☐	(d) Retain reserve samples of any test article and reference standard identified and used in bioequivalence or bioavailability studies.

Sec. 312.58: Inspection of sponsor’s records and reports

☒	(a) Permit FDA personnel to have access to and copy and verify any records and reports related to the clinical investigation.

☒	(b) Permit DEA personnel to have access to and copy records related to the shipment, delivery, receipt and disposition of any investigational controlled substance. Assure adequate storage precautions are taken for investigational new drug substances listed in any schedule of the Controlled Substances Act.

Sec. 312.59: Disposition of unused supply of investigational drug

☒	Assure the return (or alternate disposition) of all unused supplies of the investigational drug from each discontinued/terminated investigator; maintain written records of any disposition of the investigational drug.

(a)	Other
☒	Please describe any other applicable transfers below:

Medpace Inc. will contract directly with the clinical trial investigators and sites, ensure the sites are trained on the protocol and study procedures, and carry out the study protocol as written. The study sites will enroll and manage subjects per study protocol, enter correct and accurate subject information into the clinical trial electronic case report form system, retain subject information and study drug supply information as noted above, and manage study blood samples as outlined in the study protocol. Site Investigator’s are responsible for notifying the Institutional review board (IRB) of research activities and following IRB regulations of GCP. The site investigators are responsible for notifying Medpace Drug Safety, and the sponsor of safety information including the prompt notification of any subject serious adverse events. The investigators are also responsible to promptly notify the IRB of any serious adverse event per GCP and CFR.

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